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                                  Exhibit 10.3

                                [ATG Letterhead]


                                                                 May 8, 2000

Donald Wright
Pacific Trade and Development Corp., Inc.

RE: STOCK OPTIONS

Dear Mr. Wright:

         We have been discussing certain amendments to your Stock Option Agreement dated March 5, 1999 covering 180,000 shares at an exercise price of $1.50 per share.

     ATG agrees to reduce the exercise price under the Agreement to the high closing bid price on the trading day prior to exercise. Further, the Agreement terminates twenty (20) business days after the effective date of a Registration Statement on Form S-8 covering the 180,000 shares of common stock underlying the option to be filed by ATG as soon as practicable.

     A form of notice of exercise of stock option is attached for your convenience.

     The foregoing is subject to the approval of ATG Board of Directors which must be obtained prior to the filing of the registration statement.

     If you agree to the foregoing amendments, please sign below and return a copy to me.


                           Very truly yours,
                           /s/ Lawrence J. Brady
                           ---------------------
                           Lawrence J. Brady
                           Chief Executive Officer


I agree to the foregoing amendments.

Pacific Trade and Development Corp., Inc.


By: /s/ Donald Wright
   ----------------------
  Donald Wright, Chairman


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             NOTICE OF EXERCISE OF OPTION




TO:   American Technologies Group, Inc.
      1017 South Mountain Avenue
      Monrovia, California 91016


      The undersigned hereby exercises, according to the terms and conditions thereof, the right to purchase 180,000 Shares of Common Stock, evidenced by the Stock Option Agreement dated March 5, 1999, as amended, and herewith makes payment of the purchase price in full.

      Please register my certificate for 180,000 shares of ATG common stock as follows:

      _________________________________

The certificate should be sent to:


      ____________________________
      ____________________________
      ____________________________


Date:_____________________________

Name:_____________________________

Signature:________________________